PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                        PHL VARIABLE ACCUMULATION ACCOUNT
                       PHL VARIABLE UNIVERSAL LIFE ACCOUNT

            PHOENIX LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

                SUPPLEMENT DATED SEPTEMBER 8, 2000 TO PROSPECTUSES DATED MAY 1, 2000, MAY 15, 2000, MAY 25, 2000 AND MAY 26, 2000

The information contained in this supplement updates and revises your prospectus. This Information applies only to the Phoenix-Schafer Mid-Cap Value Series (the "Series").

After September 30, 2000, references to Schafer Capital Management, Inc., will be replaced as subadvisor to the Series by Sanford C. Bernstein & Co., Inc.

On or about that time the name of the Series will be changed to Phoenix-Sanford Bernstein Mid-Cap Value Series.

TF648